Filed Pursuant to Rule 497
Registration No. 333-166636

Supplement dated February 23, 2011
to
Prospectus dated January 25, 2011

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America dated January 25, 2011.

You should carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest.

This supplement adds the following paragraph to page (ii) of the Prospectus under the heading “Suitability Standards.”

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and other similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

This supplement replaces the disclosure regarding the specific Ohio suitability standards, located on page (ii) of the Prospectus under the heading “Suitability Standards” with the following:

Ohio — In addition to the suitability standards above, the state of Ohio requires that an investment by an Ohio resident in the Company, affiliates of the Company, and in other non-traded business development companies will not exceed 10% of the investor’s net worth.

This supplement replaces the last sentence of the paragraph under the section entitled “Prospectus Summary — Suitability Standards” on page 5 of the Prospectus as well as the last sentence of the first paragraph of the section entitled “Questions And Answers About This Offering — Q: Who can buy shares of common stock in this offering?” on page 20 of the Prospectus with the following:

For additional information, including special suitability standards for residents of Alabama, Arizona, California, Idaho, Iowa, Kansas, Kentucky, Maine, Michigan, Nebraska, New Jersey, North Dakota, Ohio, Oklahoma, Oregon and Tennessee, see “Suitability Standards.”

This supplement replaces the third sentence in the third paragraph of the section entitled “Prospectus Summary — Share Repurchase Program” on page 8 of the Prospectus as well as the third sentence in the fourth paragraph of the section entitled “Share Repurchase Program” on page 115 of the Prospectus with the following:

In addition, we do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year.

This supplement replaces the third sentence in the paragraph of the section entitled “Risk Factors — Risks Relating to this Offering and Our Common Stock —Beginning 12 months after we meet the minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares and, to the extent are able to sell your shares under the program you may not be able to recover the amount of your investment in our shares” on page 38 of the Prospectus with the following:

We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (2) we do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year; (3) unless you tender all of your shares, you must tender at least 25% of the amount of shares you have purchased in the offering and must maintain a minimum balance of $1,000 subsequent to submitting a portion of your shares for repurchase by us; and (4) to the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis.

This supplement further supplements and amends the section of the Prospectus entitled “Plan of Distribution — Compensation of Dealer Manager and Selected Broker-Dealers” by replacing the thirteenth paragraph of such section with the following:

Shares Purchased by Affiliates

Our executive officers and directors and their immediate family members, as well as officers and employees of our Advisers and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings), Friends, and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. “Friends” mean those individuals who have had long standing business and/or personal relationships with our executive officers and directors. We expect that a limited number of shares of our common stock will be sold to individuals designated by management, net of all selling commissions and dealer manager fees, shortly after the commencement of the offering. However, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. Our Adviser and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution. Shares of our common stock purchased by our executive officers and directors, our Adviser and by officers, employees or other affiliates of our Adviser shall not count toward the minimum offering requirement.